SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 21, 2009

Date of Report (Date of earliest event reported)

FBR Capital Markets Corporation

(Exact Name of Registrant as Specified in its Charter)

Virginia

(State or Other Jurisdiction of Incorporation)

001-33518                                   20-5164223

(Commission File Number)             (IRS Employer Identification No.)

1001 Nineteenth Street North
Arlington, VA 22209

(Address of Principal Executive Office) (Zip Code)

(703) 312-9500

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the regularly scheduled meeting of the board of directors of FBR Capital Markets Corporation (the “Company”) on April 21, 2009, Andrew Alper, a director of the Company, notified the Company that, due to his election by the University of Chicago’s University Board of Trustees to a three-year term as its chairman, Mr. Alper does not intend to stand for reelection to the board of directors of the Company at the Company’s annual meeting of shareholders to be held on June 4, 2009. Mr. Alper will continue to serve as a director of the Company through the end of his current term.

     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FBR Capital Markets Corporation
Date: April 24, 2009	By:	/s/ Bradley J. Wright Bradley J. Wright Executive Vice President and Chief Financial Officer